Exhibit 32.1

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AS Capital, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2019 (the “Report”), I, Xue Ran Gao, Chief Executive Officer, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2019	/s/ Xue Ran Gao
Xue Ran Gao Chief Executive Officer, Chief Financial Officer and Secretary